                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                 TELKONET, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     ___________________________________________________________________________
1)   Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

5)   Total fee paid:
     ___________________________________________________________________________
     [_]  Fee paid previously with preliminary materials:
          ______________________________________________________________________

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                 TELKONET, INC.
                          20374 SENECA MEADOWS PARKWAY
                         GERMANTOWN, MARYLAND 20876-7004
                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders:

         The 2004 Annual Meeting of Stockholders of Telkonet, Inc. will be held at The Hampton Inn Germantown, located at 20260 Goldenrod Lane, Germantown, Maryland 20876, on Friday, October 22, 2004 at 3:00 p.m., local time, for the following purposes:

          1. To elect seven (7) directors, each to serve until the next annual meeting of stockholders and until his successor has been elected and qualified;

          2. To ratify options granted under Telkonet's Amended and Restated Stock Incentive Plan;

          3.      To ratify Telkonet's Audit Committee Charter;

          4.      To ratify the appointment of independent accountants for 2004;
                  and

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

                  Only stockholders of record at the close of business on August 31, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible or vote via the internet by following the instructions on the enclosed proxy card.

                                             By order of the Board of Directors,

                                             /s/ Ronald W. Pickett
                                             ----------------------------
                                             Ronald W. Pickett
                                             Chief Executive Officer

Dated:  October 7, 2004

                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, OR VOTE VIA THE INTERNET
          IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                 TELKONET, INC.

                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Telkonet, Inc. for use at Telkonet's 2004 Annual Meeting of Stockholders, to be held at The Hampton Inn Germantown, located at 20260 Goldenrod Lane, Germantown, Maryland 20876 on Friday, October 22, 2004 at 3:00 p.m., local time, and at any adjournment or postponement of the annual meeting. This proxy statement, the accompanying proxy card and Telkonet's Annual Report to Stockholders for the fiscal year ended December 31, 2003 are first being sent to stockholders on or about October 7, 2004.

         The solicitation of proxies is made by and on behalf of Telkonet's Board of Directors. The cost of the solicitation of proxies will be borne by Telkonet. In addition to solicitation of proxies by mail, employees of Telkonet or its affiliates may solicit proxies by telephone or facsimile.

         The Board of Directors has fixed the close of business on August 31, 2004 as the record date for determining the holders of shares of common stock who are entitled to notice of, and to vote at, the annual meeting. At the close of business on August 31, 2004, Telkonet had outstanding 44,063,728 shares of common stock, par value $0.001 per share. Each stockholder is entitled to one vote per share of Telkonet's common stock registered in such stockholder's name on Telkonet's books as of the close of business on August 31, 2004.

         Shares of common stock represented by properly executed proxies received at or prior to the annual meeting that have not been revoked will be voted at the annual meeting in accordance with the instructions indicated on the proxies. Stockholders are requested to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or vote via internet in accordance with the instructions on the enclosed proxy card to ensure that their shares are voted. If the enclosed proxy is signed and returned or a vote is cast via the internet, the shares represented thereby will be voted in accordance with any specification made therein by the stockholder. In the absence of any such specification, the shares will be voted to elect each of the director nominees set forth under "Election of Directors" below, for each proposal set forth under "Ratification of Options Granted Under the Telkonet, Inc. Amended and Restated Stock Incentive Plan," "Ratification of the Audit Committee Charter" and "Ratification of Appointment of Independent Public Accountants," and in the discretion of management on any other matter which may properly come before the annual meeting.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Attendance at the annual meeting will not, in and of itself, revoke a proxy. Proxies may be revoked by:

          o Filing with the Secretary of Telkonet, at or before the taking of the vote at the annual meeting, a written notice of revocation dated later than the proxy;

          o Executing a later dated proxy relating to the same shares of common stock and delivering it to the Secretary of Telkonet, including by facsimile, before the taking of the vote at the annual meeting;

         o Voting at a later time via internet in accordance with the instructions on the enclosed proxy card; or

          o       Attending the annual meeting and voting in person.

         Any written revocation or subsequent proxy should be sent so as to be delivered to Telkonet, Inc., 20374 Seneca Meadows Parkway, Germantown, Maryland 20876, Attention: Corporate Secretary, or hand delivered to the Secretary of Telkonet or his representative at or before the taking of the vote at the annual meeting.

         If the annual meeting is postponed or adjourned, proxies given pursuant to this solicitation will be utilized at any subsequent reconvening of the annual meeting, except for any proxies that previously have been revoked or withdrawn effectively, and notwithstanding that proxies may have been effectively voted on the same or any other matter previously.

         Telkonet's bylaws provide that the holders of a majority of the outstanding Telkonet shares, present in person or by proxy, will constitute a quorum, and that the affirmative vote of a majority of the shares represented at the annual meeting and constituting a quorum is required for approval of any proposal brought before the annual meeting, unless a greater proportion or number of votes is required by law or by Telkonet's certificate of incorporation or bylaws. The election of directors will require the affirmative vote of a majority of the shares present at the annual meeting and constituting a quorum. Abstentions and broker non-votes will be deemed present for purposes of constituting a quorum and will have the same legal effect as a vote "against" each nominee for the Board of Directors and all proposals presented at the annual meeting.

                          ITEM 1. ELECTION OF DIRECTORS

         Telkonet's bylaws establish the number of directors at not less than three members. Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at seven. At the annual meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the seven nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified.

         If for any reason any of the nominees is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

         The affirmative vote of a majority of the shares of Telkonet's common stock represented at the annual meeting, either in person or by proxy, is required to elect the following nominees as Telkonet directors.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
               STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

DIRECTOR NAME           AGE                   POSITION                     SINCE
-------------           ---                   --------                     -----

Warren V. Musser        77              Chairman of the Board              2003

Ronald W. Pickett       57       Chief Executive Officer & Director        2003

David W. Grimes         66                    Director                     2000

Stephen L. Sadle        58        Senior Vice President & Director         2000

Thomas C. Lynch         64                    Director                     2003

James L. Peeler         70                    Director                     2004

Thomas M. Hall          52                    Director                     2004


         WARREN V. MUSSER, Chairman of the Board of Directors, has taken over 50 companies public during his distinguished and successful career as an entrepreneur. A partial list of his accomplishments include: Managing Director, The Musser Group, Chairman Emeritus, Safeguard Scientifics, Inc. (formerly Safeguard Industries, Inc.), Chairman of the Board and Chief Executive Officer, Safeguard Scientifics, Inc., Founder, Chairman of the Board and President, Lancaster Corporation (became Safeguard Industries, Inc.), Founder & President, Musser and Company, Inc. (Investment Banking Firm). In addition, Mr. Musser is a Director of CompuCom Systems, Inc. and Internet Capital Group, Inc., Vice Chairman of Nutri/System, Inc. and Co-Chairman of Eastern Technology Council and Chairman of Economics, PA. He also serves as the Vice President/Development, Cradle of Liberty Council of the Boy Scouts of America.

         RONALD W. PICKETT, Director and Chief Executive Officer, fostered the development of Telkonet since 1999 as Telkonet's principal investor. He also was the founder, and for twenty years served as Chairman of the Board of Directors and President, of Medical Advisory Systems, Inc., which is now named Digital Angel Corporation (AMEX: "DOC"). A graduate of Gordon College, Mr. Pickett has engaged in various entrepreneurial activities for 35 years.

         DAVID W. GRIMES, Director, is a co-founder of Telkonet. He served as principal officer of Telkonet during its early development and retired in 2001 as Chief Technology Officer. From 1963 to 1982, Mr. Grimes was with NASA, serving as Project Manager for the Atmosphere Explorer Project, Project Manager/Senior Executive for the Shuttle/Spacelab Payloads Project, and Project Manager/Senior Executive for the $200 million per year Delta Program. He also was founder, and from 1982 to 1989 served as Chief Executive Officer, of Transpace Carriers Inc., a venture to commercialize the Delta launch vehicle. From 1989 to 1992, he was the Engineering Division Director at EER Inc., with supervisory responsibility for more than 100 engineers and technicians on electrical mechanical and thermal tasks for Goddard Space Flight Center. From 1992 to 1999, Mr. Grimes served as Chief Engineer for Final Analysis, Inc. and led the design and development of the Low Earth Orbit constellation of 38 satellites for use in global store and forward communications. Mr. Grimes is a recognized expert in space and ground communications systems. He received a Bachelor of Science degree in electrical Engineering from West Virginia University.

         STEPHEN L. SADLE, Director and Senior Vice President, is a co-founder of Telkonet. From 1970 to 1986 Mr. Sadle was president of a successful infrastructure construction and development company in the Washington, D.C. metro area. From 1986 to 1999, he was Vice President of Business Development and Sales for The Driggs Corporation, a major heavy and infrastructure firm interfacing with both government and the private sectors. From 1999 to 2000, Mr. Sadle was Vice President and General Sales Manager of Internos, a provider of web-based vertical intranet applications, and developed operating extranets in the transportation and construction industries.

         THOMAS C. LYNCH, Director, is Senior Vice President, Director of The Staubach Company's Federal Sector in the Washington, D.C. area. Mr. Lynch joined The Staubach Company in November 2002 after 6 years as Senior Vice President at Safeguard Scientifics, Inc. (NYSE: SFE). While at Safeguard, he served nearly two years as President and Chief Operating Officer at CompuCom Systems, a Safeguard subsidiary. After a 31-year career of naval service, Mr. Lynch retired in the rank of Rear Admiral. Mr. Lynch's Naval service included Chief, Navy Legislative Affairs, command of the Eisenhower Battle Group during Operation Desert Shield, Superintendent of the United States Naval Academy from 1991 to 1994 and Director of the Navy Staff in the Pentagon from 1994 to 1995. Mr. Lynch presently serves as a Director of Pennsylvania Eastern Technology Council, Armed Forces Benefit Association, Catholic Leadership Institute, National Center for the American Revolution at Valley Forge, Mikros Systems, Epitome Systems and the U.S. Naval Academy Foundation.

         JAMES L. PEELER, Director, was a founder and member of the board of Digital Communications Corporation (DCC), which evolved into Hughes Network Systems (HNS), a provider of global broadband, satellite, and wireless communications products for home and business, such as DirecTV and DIRECWAY. Mr. Peeler retired as executive vice president of operations in 1999 after 27 years of service and is presently a member of the Advisory Council to Hughes Network Systems. Mr. Peeler also served on the Board of Directors of Hughes Software Systems (HSS). Prior to the founding of DCC, he was vice president of Engineering for Washington Technological Associates (WTA), where he was instrumental in the development of rocket and satellite communications and instrumentation equipment. Mr. Peeler received a bachelor of science degree in electrical engineering from Auburn University.

         DR. THOMAS M. HALL, Director, is the Executive Director of Digital Angel Corporation and the Managing Member of Marrell Enterprises LLC, a company that specializes in international business development. Dr. Hall serves on the board of directors of Coris International SA, a Paris-based insurance services company with subsidiaries in 36 countries. For 12 years, Dr. Hall was the chief executive officer of Medical Advisory Systems, Inc., a company providing international medical services and pharmaceutical distribution. Dr. Hall holds a bachelor of science and a medical degree from the George Washington University and a master of international management degree from the University of Maryland.

MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 2003, the Board of Directors held 3 regular and 5 special meetings, which all directors attended. The Board has approved, and Telkonet has adopted, a Code of Ethics that applies to all directors, officers and employees of Telkonet. This Code of Ethics was included as an Exhibit to Telkonet's Form 10-KSB filed with the Securities and Exchange Commission on March 30, 2004.

COMMITTEES OF THE BOARD OF DIRECTORS

         The Board has an Audit Committee, but does not presently have a Compensation Committee or a Nominating Committee.

         DIRECTOR NOMINATIONS

         Although Telkonet does not maintain a standing Nominating Committee, nominees for election as directors are considered and nominated by a majority of Telkonet's independent directors in accordance with the Rules of the American Stock Exchange (AMEX). "Independence" for these purposes is determined in accordance with Section 121(A) of the AMEX Rules and Rule 10A-3 under the Securities Exchange Act of 1934. Since Telkonet does not maintain a standing Nominating Committee it has not adopted a formal Nominating Committee charter.

         When considering potential candidates for election to Telkonet's board of directors, the independent directors evaluate various criteria, including, but not limited to, each candidate's business and professional skills, experience serving as management or on the board of directors of companies such as Telkonet, financial literacy and personal integrity in judgment. Candidates for vacant board seats will be considered if they are able to read and understand fundamental financial statements; have no identified conflicts of interest; have not been convicted in a criminal proceeding other than traffic violations during the five years before the date of selection; and are willing to comply with Telkonet's Code of Ethics. The independent directors reserve the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

         The independent directors review the qualifications and backgrounds of the directors, as well as the overall composition of the Board from time to time. In the case of any candidate for a vacant board seat, the independent directors will consider whether such candidate meets the applicable independence standards and the level of the candidate's financial expertise. Any new candidates will be interviewed by the independent directors, and the full Board will approve the final nominations. The Chairman of the Board, acting on behalf of the full Board, will extend the formal invitation to become a nominee of the Board of Directors.

         Stockholders may nominate director candidates for consideration by the Board of Directors by writing to the Chairman and providing to the Chairman the candidate's name, biographical data and qualifications, including five-year employment history with employer names and a description of the employer's business; whether such individual can read and understand fundamental financial statements; other board memberships (if any); and such other information as is reasonably available and sufficient to enable the Board to evaluate the minimum qualifications described above. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. If a stockholder nominee is eligible, and if the nomination is proper, the independent directors then will deliberate and make a decision as to whether the candidate will be submitted to Telkonet's stockholders for a vote. The Board will not change the manner in which it evaluates candidates, including the applicable minimum criteria set forth above, based on whether the candidate was recommended by a stockholder.

        Stockholders can communicate directly with the Board, or with any Committee of the Board, by writing to E. Barry Smith, Telkonet's Chief Financial Officer, or by calling Mr. Smith at (240) 912-1800. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

         AUDIT COMMITTEE

         For the year ended December 31, 2003, Messrs. Sadle, Lynch and McGinnis served on the Audit Committee. Effective March 5, 2004, Mr. McGinnis resigned from the Telkonet Board of Directors and Mr. Musser agreed to serve on the Audit Committee until Mr. McGinnis' replacement was appointed. Mr. Sadle resigned from the Audit Committee on April 20, 2004. On April 20, 2004, Mr. Peeler and Dr. Hall we appointed as independent directors and each agreed to serve on the Audit Committee.

         As of August 31, 2004, the Audit Committee was comprised of Messrs. Lynch and Peeler and Dr. Hall. Telkonet's Board of Directors has determined that Dr. Hall and each of Messrs. Musser, McGinnis, Lynch and Peeler is an "audit committee financial expert" as defined by Item 401 of Regulation S-B promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934. The Board of Directors also has determined that Dr. Hall and each of Messrs. Musser, McGinnis, Lynch and Peeler are "independent" as such term is defined in Section 121(A) of the AMEX Rules and Rule 10A-3 promulgated under the Securities Exchange Act of 1934.

         The Audit Committee recommends annually to the Board of Directors the engagement of independent auditors, approves professional services provided by the independent auditors, considers the range of audit and any non-audit fees, and reviews the adequacy of Telkonet's internal accounting controls and major accounting and financial reporting matters. The Audit Committee also reviews all reports and financial information submitted to the Securities and Exchange Commission and resolves any significant disagreements between management and the independent auditors in connection with the preparation of Telkonet's financial statements. The Audit Committee reviews with Telkonet's legal counsel all legal and regulatory matters that may have a significant impact on Telkonet's financial statements. The Audit Committee was formed at the end of 2003 and, therefore, held no meetings in 2003. The first Audit Committee meeting was held on March 25, 2004 to, among other things, review the financial statements for the year ended December 31, 2003 and all members of the Audit Committee were in attendance at such meeting.

         The Board of Directors has adopted an Audit Committee Charter, a copy of which has been filed with this proxy statement as Appendix A for ratification by Telkonet's stockholders.

DIRECTORS' COMPENSATION

         Telkonet reimburses non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on Telkonet's behalf. Telkonet compensates each non-management director $4,000 per month, 10,000 vested stock options per quarter and $1,000 for each committee meeting of the Board of Directors such director attends.

EXECUTIVE OFFICERS

         The following table furnishes the information concerning Telkonet's executive officers as of August 31, 2004.

NAME                             AGE                             TITLE
----                             ---                             -----

Ronald W. Pickett                57                     Chief Executive Officer

E. Barry Smith                   53                     Chief Financial Officer

Stephen L. Sadle                 58                      Senior Vice President

          E. BARRY SMITH, Chief Financial Officer, is a CPA and senior financial executive with diversified experience in both public and private companies. Mr. Smith's background includes big-four public accounting experience with the firm of Deloitte & Touche, Senior Financial Partner with over 15 years executive management experience with Safeguard Scientifics, Inc. and their partner companies including: ThinAirApps, Inc. (Wireless Application Provider-sold to Palm, Inc.) and Tangram Enterprise Solutions (Software/Hardware for PC/LAN Mainframe Connectivity and Enterprise Software Management). Mr. Smith's experience also includes, Vice President of Finance & Administration for US Golf Management (Public/Private Golf Course & Restaurant Management), Vice President of Finance for International Communications Research (Market Research & Database Services) and Treasurer for The Chilton Company (Publishing).

                  ITEM 2. RATIFICATION OF OPTIONS GRANTED UNDER
          THE AMENDED AND RESTATED TELKONET, INC. STOCK INCENTIVE PLAN

         As of August 31, 2004, options to acquire a total of 945,000 shares of Telkonet's common stock were issued pursuant to the Telkonet, Inc. Stock Incentive Plan by the Board of Directors. Among these options were options issued to the following directors and executive officers of Telkonet:

                                            NUMBER OF SHARES SUBJECT TO
          NAME                                        PURCHASE
          ----                                        --------

          James L. Peeler                              10,000

          Thomas C. Lynch                              30,000

          Thomas M. Hall                               10,000

         The foregoing options entitle Mr. Lynch to purchase 20,000 and 10,000 shares of Telkonet common stock at $2.00 and $3.45, respectively. Mr. Peeler and Dr. Hall are each entitled to purchase 10,000 shares of Telkonet common stock at $3.45 per share. Stockholder approval is not required for the issuance of the options under Telkonet's Amended and Restated Stock Incentive Plan or federal securities laws. However, stockholder ratification of the options may permit the holders of these options to have the benefit of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 which, among other things, exempts certain grants of options to officers and directors of Telkonet from the provisions of
Section 16(b) of the Exchange Act.

         The affirmative vote of a majority of the shares of Telkonet's common stock represented at the Annual Meeting, either in person or by proxy, is required to ratify the options granted under the Stock Incentive Plan.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE FOR THIS PROPOSAL.

                           ITEM 3. RATIFICATION OF THE
                             AUDIT COMMITTEE CHARTER

         On October 3, 2003, the Board of Directors approved an Audit Committee Charter for the Audit Committee of the Board of Directors. The material terms of the Audit Committee Charter are summarized below. The summary is qualified in its entirety by reference to the full text of the Audit Committee Charter, attached hereto as Appendix A, which is incorporated herein by reference.

         Telkonet's Audit Committee Charter sets forth the composition and functions of the Audit Committee. The Audit Committee Charter provides that the Audit Committee shall be comprised of two or more independent members of the Board of Directors, as determined by the Board. All members of the Audit Committee must be able to read and understand fundamental financial statements and at least one member of the Audit Committee must have past employment experience or a background in finance or accounting. Audit Committee meetings shall occur when they are called by the Chairman of the Committee, or as requested by Telkonet's independent accountants. In addition, the Audit Committee shall meet at least annually with Telkonet's management and independent accountants to discuss any relevant financial matters or issues.

         As defined by the Audit Committee Charter, the primary duties and responsibilities of the Audit Committee are to:

         o serve as an independent and objective party and monitor Telkonet's financial reporting process and internal controls system;

         o review and appraise the audit efforts of Telkonet's independent accountants; and

         o facilitate communication among Telkonet's independent accountants, financial and senior management and the Board of Directors with respect to Telkonet's auditing, accounting and financial reporting processes.

         The affirmative vote of a majority of the shares of Telkonet's common stock represented at the Annual Meeting, either in person or by proxy, is required to ratify the Audit Committee Charter.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE FOR THIS PROPOSAL.

                     ITEM 4. RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Russell, Bedford, Stefanou and Mirchandani, LLP as Telkonet's independent public accountants for 2004. Although ratification by stockholders is not required, the Board of Directors requests that stockholders ratify this appointment. If ratification is not obtained, the Board of Directors will reconsider this appointment. Telkonet has been advised that representatives of Russell, Bedford, Stefanou and Mirchandani will be present at the annual meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and respond to appropriate questions.

         The affirmative vote of a majority of the shares of Telkonet's common stock represented at the Annual Meeting, either in person or by proxy, is required to ratify the appointment of Telkonet's independent public accountants.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE FOR THIS PROPOSAL.

                                  OTHER MATTERS

                  The Board of Directors is not aware of any other matter that may be presented for action at the annual meeting. If any other matter comes before the annual meeting, the persons named in the enclosed proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

                  The following tables set forth, as of August 31, 2004, the number of shares of Telkonet's common stock beneficially owned by each director and executive officer of Telkonet and by all directors and executive officers as a group. As of August 31, 2004, to the knowledge of Telkonet, no person other than Stephen L. Sadle, Telkonet's Senior Vice President, beneficially owned more than 5.0% of the outstanding shares of Telkonet common stock.

BENEFICIAL OWNER (1)                     SHARES BENEFICIALLY OWNED       PERCENT OF CLASS
----------------                         -------------------------       ----------------
DIRECTORS & EXECUTIVE OFFICERS
------------------------------
Ronald W. Pickett
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                    2,141,205                        4.9%

E. Barry Smith
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                      325,246 (2)                    0.7%

Stephen L. Sadle
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                    3,795,514 (3)                    8.5%

Warren V. Musser
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                    1,401,694 (4)                    3.1%

David Grimes
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                    1,330,405 (5)                    3.0%

Thomas C. Lynch
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                       40,000 (6)                    0.1%

James L. Peeler
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                       20,000 (7)                    0.0%

Thomas M. Hall
20374 Seneca Meadows Parkway
Germantown, Maryland 20876                      506,640 (8)                    1.1%

All Directors and Executive Officers
as a Group                                    9,560,703                       20.5%
---------------------------

                                       7

(1) Unless otherwise indicated, each person has sole power to vote and dispose, or direct the disposition of, all shares of common stock beneficially owned, subject to applicable community property and similar laws.
(2) Includes options exerciseable within 60 days to purchase 291,667 shares of Telkonet common stock at $1.00 per share.
(3) Includes options exerciseable within 60 days to purchase 525,000 shares of Telkonet common stock at $1.00 per share.
(4) Includes options exerciseable within 60 days to purchase 1,166,667 shares of Telkonet common stock at $1.00 per share.
(5) Includes options exerciseable within 60 days to purchase 525,000 shares of Telkonet common stock at $1.00 per share.
(6) Includes options exerciseable within 60 days to purchase 20,000 shares of Telkonet common stock at $2.00 per share and 20,000 shares of Telkonet common stock at $3.45 per share.
(7) Includes options exerciseable within 60 days to purchase 20,000 shares of Telkonet common stock at $3.45 per share.
(8) Includes options exerciseable within 60 days to purchase 20,000 shares of Telkonet common stock at $3.45 per share.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning the annual and long-term compensation for services in all capacities to Telkonet for the fiscal year ended December 31, 2003 for Telkonet's Chief Executive Officer, and each of the four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of the end of the last completed fiscal year.

                                      ANNUAL COMPENSATION               LONG-TERM COMPENSATION
                                --------------------------------  ---------------------------------------
                                                                            AWARDS              PAYOUTS
                                                                  ----------------------------- ---------
                                                       OTHER       RESTRICTED    SECURITIES
                                                       ANNUAL       STOCK        UNDERLYING       LTIP      ALL OTHER
NAME AND                         SALARY      BONUS   COMPENSATION   AWARD(S)    OPTIONS/SARs     PAYOUTS  COMPENSATION
PRINCIPAL POSITION      YEAR       ($)        ($)        ($)          (#)            (#)           ($)         ($)
---------------------- -------- ---------- --------- ------------ ------------- --------------- ---------- -----------
Ronald W. Pickett,      2003     $91,538      $0         $0          36,000           0            $0          $0
Chief Executive         2002      $0          $0         $0            0              0            $0          $0
Officer                 2001      $0          $0         $0            0              0            $0          $0
---------------------- -------- ---------- --------- ------------ ------------- --------------- ---------- -----------

E. Barry Smith,         2003    $115,539      $0         $0            0           500,000         $0          $0
Chief Financial         2002     $0           $0         $0            0              0            $0          $0
Officer                 2001     $0           $0         $0            0              0            $0          $0
---------------------- -------- ---------- --------- ------------ ------------- --------------- ---------- -----------

Stephen L. Sadle,       2003    $130,000      $0         $0            0           900,000         $0          $0
Senior Vice President   2002    $130,000      $0         $0            0              0            $0          $0
                        2001    $160,484      $0         $0            0              0            $0          $0
---------------------- -------- ---------- --------- ------------ ------------- --------------- ---------- -----------

OPTION/SAR GRANTS

         The following table sets forth information concerning stock options granted in the fiscal year ended December 31, 2003, to the persons listed on the Summary Compensation Table.

                       NUMBER OF   PERCENT OF TOTAL
                       SECURITIES   OPTIONS/SARs
                       UNDERLYING    EMPLOYEE     EXERCISE OR
                       OPTIONS/SARs  IN FISCAL    BASE PRICE     EXPIRATION
NAME                     GRANTED       YEAR         ($/SH)          DATE
----                     -------       ----         ------          ----
Ronald W. Pickett           0             0          n/a             n/a

E. Barry Smith           500,000        6.9%        $1.00         02/01/13

Stephen L. Sadle         900,000        12.5%       $1.00         02/01/13

AGGREGATED OPTION/SAR EXERCISES

         The following table summarizes information relating to stock option exercises during the year ended December 31, 2003 by those persons listed on the Summary Compensation Table.

                     AGGREGATE OPTION EXERCISES IN 2003 AND
                      OPTION VALUES AS OF DECEMBER 31, 2003

                                                      NUMBER OF SECURITIES UNDERLYING    VALUE OF UNEXERCISED IN-THE MONEY
                                                          UNEXERCISED OPTIONS AT                     OPTIONS AT
                                                             DECEMBER 31, 2003                     DECEMBER 31, 2003 (1)
                                                             -----------------                     -----------------
                            SHARES
                           ACQUIRED
                              ON        VALUE
NAME                       EXERCISE      REALIZED    EXERCISABLE       UNEXERCISABLE      EXERCISABLE      UNEXERCISABLE
----                       --------      --------    -----------       -------------      -----------      -------------

Ronald W. Pickett             0             0             0                0                   0                 0

E. Barry Smith                0             0          166,667          333,333             $238,334          $476,666

Stephen L. Sadle              0             0          300,000          600,000             $429,000          $858,000
-----------------------

(1) Based on a stock price of $1.43, which was the average of the high asked and low bid prices reported on December 31, 2003.

COMPENSATION PLANS

         Except for the Telkonet, Inc. Amended and Restated Stock Incentive Plan, the material terms of which are summarized below, Telkonet does not maintain or administer any compensation plans for the benefit of its officers, directors or employees.

         Telkonet maintains and administers the Stock Incentive Plan to advance the interests of Telkonet by encouraging and enabling acquisition of a financial interest in Telkonet by its officers, directors, consultants and key personnel. The Stock Incentive Plan is intended to aid Telkonet in attracting and retaining key employees, to stimulate the efforts of such personnel and to strengthen their desire to remain with Telkonet. The Stock Incentive Plan was adopted by the Board of Directors on April 24, 2002 and approved by Telkonet's stockholders in July 2002 at the annual meeting of stockholders. The Stock Incentive Plan was amended by the Board of Directors on June 23, 2003 to increase the number of shares of Telkonet common stock subject to the Stock Incentive Plan from 7,000,000 to 15,000,000 shares. Shares of the common stock subject to purchase pursuant to exercise of the options granted under the Stock Incentive Plan were registered on Form S-8 Registration Statements filed with the Securities and Exchange Commission on October 16, 2000 and April 17, 2002, respectively.

         The Stock Incentive Plan may be administered by the Board of Directors or a committee designated by the Board of Directors which, if designated, would have full power and authority to determine when and to whom awards will be granted and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Incentive Plan. Subject to the provisions of the Stock Incentive Plan, the Board of Directors may amend the terms and conditions of an outstanding award, with the consent of the optionee. The Board of Directors has full authority to interpret the Stock Incentive Plan and establish, amend or rescind rules and regulations for the administration of the Stock Incentive Plan. Any employee, officer, consultant, or director of Telkonet and its subsidiaries is eligible to receive awards under the Stock Incentive Plan.

         The Stock Incentive Plan provides for the issuance of up to 15,000,000 shares of Telkonet common stock, subject to adjustment in the event of stock dividends, recapitalization, stock splits, reorganizations, mergers, consolidations or other similar changes in the corporate or capital structure of Telkonet. If an option issued under the Stock Incentive Plan expires, or for any reason is terminated or unexercised with respect to any shares of Telkonet common stock, such shares shall again be available for issuance of options under the Stock Incentive Plan. The shares of common stock issued under the Stock Incentive Plan will be authorized but unissued shares or issued shares that have been reacquired by Telkonet.

         The types of awards that may be granted under the Stock Incentive Plan are stock options, restricted stock and stock appreciation rights. Options granted pursuant to the Stock Incentive Plan will not be transferable without the approval of the Board of Directors, other than by will or by the laws of descent and distribution. During the lifetime of a participant, an award may be exercised only by the participant to whom such award is granted.

         Non-qualified options may be granted under the Stock Incentive Plan. The Board of Directors will determine the exercise price of any option granted under the Stock Incentive Plan. Stock options will be exercisable at such times as the Board of Directors determines. Stock options may be exercised in whole or in part by payment in full of the exercise price in cash or, at the Board of Directors' discretion, (i) by delivery of shares of Telkonet common stock having a fair market value on the date of exercise equal to the exercise price; (ii) by withholding from the option shares of Telkonet common stock in satisfaction of all or part of the exercise price; (iii) by delivery of the optionee's full recourse promissory note in the amount of the exercise price; or (iv) by delivery of irrevocable instructions to a broker to deliver promptly to Telkonet, from the sale or loan proceeds with respect to the sale of Telkonet common stock or a loan secured by Telkonet common stock, the amount necessary to pay the exercise price.

         Unless earlier discontinued or terminated by the Board of Directors, no awards may be granted under the Stock Incentive Plan after September 14, 2010. The Stock Incentive Plan permits the Board of Directors to amend, alter, suspend, discontinue or terminate the Stock Incentive Plan at any time, except that no amendment to the Stock Incentive Plan shall (i) increase the maximum number of shares under the Stock Incentive Plan; (ii) materially modify the eligibility requirements for participation in the Stock Incentive Plan; or (iii) materially increase the benefits accruing to participants under the Stock Incentive Plan, except in accordance with Telkonet's certificate of incorporation.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS

         Mr. Pickett, Telkonet's Chief Executive Officer, is employed pursuant to an employment agreement that commenced January 30, 2003 and provides for an annual salary $100,000 and bonuses and benefits based upon Telkonet's internal policies.

         Mr. Smith, Chief Financial Officer, is employed pursuant to an employment agreement for a one-year term that commenced February 17, 2003 and provides for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies.

         Mr. Sadle, Telkonet's Senior Vice President, is employed pursuant to an employment agreement for a three-year term that commenced June 19, 2000 and provides for an annual salary of $130,000 and bonuses and benefits based upon Telkonet's internal policies. On April 24, 2002, Mr. Sadle's employment agreement was amended to, among other things, extend the term through December 31, 2004.

         In addition, under the Stock Incentive Plan, stock options are periodically granted to employees at the discretion of the Board of Directors. Executives of Telkonet are eligible to receive stock option grants, based upon individual performance and the performance of Telkonet as a whole.

                          REPORT OF THE AUDIT COMMITTEE

         NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF TELKONET'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 THAT MIGHT INCORPORATE FUTURE FILINGS OR THIS PROXY STATEMENT, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS. IN ADDITION, THE FOLLOWING REPORT SHALL NOT BE DEEMED TO BE "SOLICITING MATERIAL" OR "FILED" WITH THE SEC.

         The Audit Committee for the year ended December 31, 2003, whose members are identified below, has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2003 with Telkonet's management and has discussed the matters required to be discussed by SAS 61 with Telkonet's independent auditors. The Audit Committee has also received the written disclosures and the letter from Telkonet's independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence. Based upon its review of the foregoing materials and its discussions with Telkonet's management and independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Telkonet's Annual Report on Form 10-KSB for the year ended December 31, 2003. The Audit Committee also considered whether the provision of other non-audit services by the independent auditor to Telkonet is compatible with maintaining the independence of the independent auditor and concluded that the independence of the independent auditor is not compromised by the provision of such services.

         The Audit Committee has a written charter which was adopted by the Board on October 3, 2003, a copy of which has been filed with this proxy statement as Appendix A for ratification by Telkonet's stockholders. The Audit Committee has established procedures for the receipt, retention and treatment of any complaints received by Telkonet regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Telkonet's employees of any concerns regarding questionable accounting or auditing matters.

By the Audit Committee.

Warren V. Musser
Thomas C. Lynch
Stephen L. Sadle

AUDIT FEES

                  The aggregate fees billed to Telkonet by its principal accountant for professional services rendered for the audit of Telkonet's annual financial statements for the fiscal years ended December 31, 2003 and 2002 and the reviews of the financial statements included in Telkonet's Forms 10-QSB for the periods ending March 31, 2003 and 2002, June 30, 2003 and 2002 and September 31, 2003 and 2002 were $53,992 and $60,200, respectively.

AUDIT-RELATED FEES

         During the fiscal years ended December 31, 2003 and 2002, no fees were billed to Telkonet by its principal accountant for assurance and related services that were reasonably related to the performance of the audit or review of Telkonet's financial statements and not reported under the caption "Audit Fees."

TAX FEES

         During the fiscal years ended December 31, 2003 and 2002, the aggregate fees billed to Telkonet by its principal accountant for tax compliance, tax advice and tax planning were $3,000 and $10,613, respectively.

ALL OTHER FEES

         During the fiscal years ended December 31, 2003 and 2002, no fees were billed to Telkonet by its principal accountant for products and services provided by the principal account and not reported under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees."

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to Section 16(a) of the Exchange Act, Telkonet's directors, executive officers and any person holding 10.0% or more of its common stock are required to report their beneficial ownership and any changes therein to the United States Securities and Exchange Commission. Specific due dates for these reports have been established and Telkonet is required to report herein any failure to file such reports by those due dates. Based solely on review of the copies of such reports furnished to Telkonet or written representations that no other reports were required, Telkonet believes that, during 2003, its executive officers, directors and greater than 10.0% beneficial owners complied with all applicable Section 16(a) reporting requirements.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PURCHASE OF CONVERTIBLE DEBENTURES

         During the fourth quarter of 2002, Telkonet commenced an offering of up to $2,500,000 of Series B Debentures. The Series B Debentures each accrue interest at 8.0% per annum and mature three years from the date of purchase. Each Series B Debenture is convertible at any time following the six month anniversary of the date of issuance of such Series B Debenture into shares of Telkonet common stock at a conversion price equal to $0.55 per share for each $10,000 principal amount plus interest of the Series B Debenture converted. In connection with the placement of the Series B Debentures, Telkonet also issued non-detachable warrants granting holders the right to acquire 2,500,000 shares of Telkonet's common stock at $1.00 per share. The Series B Debentures sold in this offering were sold in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Rule 506 of Regulation D promulgated thereunder.

         As of August 31, 2004, Telkonet sold Series B Debentures having an aggregate principal value of $2,500,000, of which $345,000 was attributable to sales to the following Telkonet directors, officers and 5.0% shareholders, and members of their immediate family:

               NAME                                  PURCHASE PRICE
               ----                                  --------------

               Ronald W. Pickett                        $200,000

               E. Barry Smith                           $ 20,000

               Warren V. Musser                         $125,000 (1)

----------------------

(1) Includes Series B Debentures having an aggregate principal value of $25,000 purchased by Mr. Musser's wife, and Series B Debentures having an aggregate principal value of $100,000 purchased by The Musser Foundation, of which Mr. Musser is Managing Director.

CONSULTING ARRANGEMENT

         In September 2003, Telkonet entered into a consulting agreement, with The Musser Group for certain services. The consulting agreement provides for an annual consulting fee of $100,000, which is payable monthly during the term of the consulting agreement. As of August 31, 2004, $66,667 had been expensed, of which $58,333 was paid. Warren Musser, Chairman of the Board of Directors, is a principal of the Musser Group.

                                OTHER INFORMATION

         Brokers and other persons holding Telkonet's common stock in their names, or in the names of a nominee, will be requested to forward this proxy statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and Telkonet will defray reasonable expenses incurred in forwarding such material.

         Telkonet's Annual Report to Stockholders, including audited financial statements and schedules, accompanies this proxy statement.

                              STOCKHOLDER PROPOSALS

         Stockholders may submit written proposals to be considered for stockholder action at Telkonet's 2005 Annual Meeting of Stockholders. To be eligible for inclusion in Telkonet's Proxy Statement for the 2005 Annual Meeting, stockholder proposals must be received by Telkonet by June 24, 2005 and must otherwise comply with applicable Securities and Exchange Commission regulations. Stockholder proposals should be addressed to Telkonet at 20374 Seneca Meadows Parkway, Germantown, Maryland 20876-7004, Attention: Corporate Secretary.

                                             By order of the Board of Directors,

                                             /s/ Ronald W. Pickett
                                             ----------------------------------
                                             Ronald W. Pickett
                                             Chief Executive Officer

                                 TELKONET, INC.

The Annual Meeting of the Stockholders of Telkonet, Inc. will be held on Friday, October 22, 2004, at 3:00 p.m., local time, at The Hampton Inn Germantown, located at 20260 Goldenrod Lane, Germantown, Maryland 20876.

                               TEAR AT PERFORATION

         1.       ELECTION OF DIRECTORS - NOMINEES:

                  WARREN V. MUSSER    RONALD W. PICKETT    DAVID W. GRIMES
                  STEPHEN L. SADLE    THOMAS C. LYNCH     JAMES L. PEELER
                  THOMAS M. HALL

                     [ ]  FOR ALL NOMINEES
                     [ ]  WITHHELD AS TO ALL NOMINEES
                     [ ]  FOR ALL EXCEPT VOTE WITHHELD FROM THE FOLLOWING
                            NOMINEE(S):_______________________________________

         2. RATIFICATION OF OPTIONS GRANTED UNDER THE TELKONET, INC. AMENDED AND RESTATED STOCK INCENTIVE PLAN

                     [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         3.       RATIFICATION OF AUDIT COMMITTEE CHARTER

                     [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         4.       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                     [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         5.       ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                     [ ]  FOR               [ ]  AGAINST            [ ]  ABSTAIN

         The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of Stockholders of Telkonet, Inc. called for October 22, 2004, and a Proxy Statement for the Meeting prior the signing of this proxy.

         ______________________________________________ Dated:  __________, 2004
         ______________________________________________ Dated:  __________, 2004

Please sign exactly as your name(s) appears(s) on this proxy. When signing in a representative capacity, please give title

        PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING
                             THE ENCLOSED ENVELOPE.

                                 TELKONET, INC.
                          20374 SENECA MEADOWS PARKWAY
                           GERMANTOWN, MARYLAND 20876

                                      PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF TELKONET, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 22, 2004 AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

The undersigned, being a stockholder of TELKONET, INC. ("TELKONET"), hereby authorizes E. Barry Smith and Stephen L. Sadle , and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Telkonet to be held at The Hampton Inn Germantown, located at 20260 Goldenrod Lane, Germantown, Maryland 20876, on Friday, October 22, 2004 at 3:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

Shares of the Common Stock of Telkonet will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named on the reverse side, FOR ratification of options granted under the Telkonet, Inc. Amended and Restated Stock Incentive Plan, FOR ratification of the Audit Committee Charter, FOR ratification of the appointment of the independent accountants and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the annual meeting.

                             YOUR VOTE IS IMPORTANT
                         VOTE TODAY IN ONE OF TWO WAYS:

1. VOTE BY INTERNET:
     Log-on to www.votestock.com
     Enter your control number printed below.
     Vote your proxy by checking the appropriate boxes.
     Click on "Accept Vote".

                                       OR
2. VOTE BY MAIL:
     If you do not wish to vote by internet, please complete, sign, date, and return this proxy card in the pre-paid envelope provided.

                            YOUR CONTROL NUMBER IS:
                              +-----------------+
                              |                 |
                              +-----------------+

                                                                      APPENDIX A
                                                                      ----------

                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                                       OF
                                 TELKONET, INC.

         I. PURPOSE

         The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of Telkonet, Inc. (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         o Review and appraise the audit efforts of the Corporation's independent accountants.

         o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

         The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

                  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business guidelines.

         II. COMPOSITION OF THE AUDIT COMMITTEE

         The Audit Committee shall be comprised of two or more members of the Board as determined by the Board. The members of the Audit Committee shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the American Stock Exchange for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee, and at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

         The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

         III. MEETINGS

         The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent accountants. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.3. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

         IV. RESPONSIBILITIES AND DUTIES

         The duties of the Audit Committee shall include the following:

         Documents/Reports Review
         ------------------------

         1. Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

         2. Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

         3. Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

         4. Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

         Independent Accountants
         -----------------------

         5. Recommend to the Board the selection of the independent accountants for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee should review and discuss with the accountants all significant relationships which effect the accountants' independence and should receive the written statement from the independent accountants required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

         6. Select, evaluate and, where appropriate, replace the independent accountants (or nominate the independent accountants to be proposed for shareholder approval in any proxy statement), as representatives of the shareholders, since the independent accountants are ultimately accountable to the Board and the Audit Committee.

         7. Recommend to the Board the advisability of having the independent public accountants make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

         8. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         9. Periodically consult with the independent accountants out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

         Financial Reporting Processes
         -----------------------------

         10. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         11. Review with the independent accountants and management major changes to the Corporation's auditing and accounting principles and practices.

         Process Improvement
         -------------------

         12. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

         13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         14. Review any significant disagreement among management and the independent accountants in connection with the preparation of any of the Corporation's financial statements.

         15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

         Legal Compliance
         ----------------

         16. Review, with the Corporation's counsel, legal and regulatory matters that may have a significant impact on the Corporation's financial statements, including corporate securities trading policies.

         Other Responsibilities
         ----------------------

         17. Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

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